Exhibit 99.1

Rubicon Project Announces Record Quarterly Results;
Reports 80% Non-GAAP Net Revenue Growth Year-Over-Year

Triple-Digit Growth Rates Experienced in Mobile Managed Revenue, Non-GAAP EPS and Adjusted EBITDA

•	Third quarter of 2015 GAAP revenue of $64.3 million, an increase of 100% year-over-year

•	Third quarter of 2015 non-GAAP net revenue[1] of $57.9 million, an increase of 80% year-over-year

•	Third quarter of 2015 Adjusted EBITDA[1] of $12.6 million, an increase of 163% year-over-year

•	Third quarter of 2015 non-GAAP earnings per share[1] of $0.23, an increase of 360% year-over-year

LOS ANGELES, California – October 27, 2015 – Rubicon Project (NYSE: RUBI) today reported its results of operations for the third quarter ended September 30, 2015.
“Rubicon Project’s talented team, solid execution and innovative technologies drove another quarter of record performance for our business,” said Frank Addante, CEO, Founder and Chief Product Architect of Rubicon Project.
“As we enter the fourth quarter and look to 2016, the market for advertising automation continues to heat up as both buyers and sellers seek powerful new tools to shape the future of consumer engagement,” Addante added. “From mobile to desktop to video, Rubicon Project’s differentiated position as a leading independent platform for the buying and selling of advertising uniquely positions us to continue to grow and win in the market.”

Third Quarter of 2015 Results Summary
(in millions, except per share amounts)	Three Months Ended
	September 30, 2015	September 30, 2014	Change
GAAP revenue	$64.3	$32.2	100%
Non-GAAP net revenue[1]	$57.9	$32.2	80%
Net loss	($3.0)	($4.6)	35%
Adjusted EBITDA[1]	$12.6	$4.8	163%
Net loss per share	($0.07)	($0.14)	50%
Non-GAAP earnings per share[1]	$0.23	$0.05	360%
Operational Performance Measures:

•	Managed revenue[2] was $244.4 million for the third quarter of 2015, an increase of 45% from $168.2 million for the third quarter of 2014.

•	Take rate[2] was 23.7% for the third quarter of 2015, up from 19.1% for the third quarter of 2014.
Balance Sheet:

•	The Company had cash and liquid assets of $108.1 million and was debt free as of September 30, 2015.

Q4 and Full Year 2015 Outlook
	Q4 2015	Full Year 2015

GAAP revenue	$87.5 - $98.5 million	$242 - $253 million
Non-GAAP net revenue[1]	$75.0 - $80.0 million	$219 - $224 million
Adjusted EBITDA[1]	$20.0 - $21.0 million	$43 - $44 million
Non-GAAP earnings per share[1]	$0.32 to $0.34	$0.64 to $0.66

Initial Full Year 2016 Outlook
Full Year 2016

GAAP revenue	$315 - $355 million
Non-GAAP net revenue[1]	$270 - $300 million
Adjusted EBITDA[1]	$45 - $60 million
Non-GAAP earnings per share[1]	$0.65 to $0.78

Definitions:
1
Non-GAAP net revenue, Adjusted EBITDA, and non-GAAP earnings (loss) per share are non-GAAP financial measures. Please see the discussion in the section called “Certain Operational and Financial Performance Measures” and the reconciliations and calculations included at the end of this earnings press release.

2
Managed revenue is an operational measure that represents advertising spending transacted on the Company's platform. Take rate is an operational measure that represents non-GAAP net revenue divided by managed revenue. For further discussion, please see "Certain Operational and Financial Performance Measures" at the end of this earnings press release.

Third Quarter 2015 Results Conference Call and Webcast:
The Company will host a conference call on October 27, 2015 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its third quarter of 2015. To access the conference call by telephone, interested parties should dial (866) 652-5200 (domestic) or (412) 317-6060 (international) and ask to join the Rubicon Project conference call. A telephonic replay of the conference call will be available for one week. To access the telephonic replay, interested parties should dial (877) 344-7529 (domestic) and (412) 317-0088 (international) and use conference ID 10074492.
A live audio webcast of the conference call will be available within the "Events and Presentations" section of Rubicon Project’s investor relations website at http://investor.rubiconproject.com. The webcast will be available for replay following the conclusion of the live call.
About Rubicon Project
Founded in 2007, Rubicon Project’s mission is to keep the Internet free and open and fuel its growth by making it easy and safe to buy and sell advertising. Rubicon Project pioneered advertising automation technology to enable the world’s leading brands, content creators and application developers to trade and protect trillions of advertising requests each month and to improve the advertising experiences of consumers. Rubicon Project is a publicly traded company (NYSE: RUBI) headquartered in Los Angeles, California.
www.RubiconProject.com. @RubiconProject. #Automation #Excellence #CultureMatters
Note: The Rubicon Project and the Rubicon Project logo are registered service marks of The Rubicon Project, Inc. All other marks mentioned are the property of their respective owners.

Forward-Looking Statements:
This press release and management’s prepared remarks during the conference call referred to above include, and management’s answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements include, but are not limited to, our belief that the market for advertising automation is continuing to heat up as both buyers and sellers seek powerful new tools to shape the future of consumer engagement; our belief that our leadership position as a leading independent platform for buying and selling of advertising uniquely positions us to continue to grow and win in the market; our guidance and other statements concerning our anticipated performance, including revenue, margin, cash flow, balance sheet, and profit expectations; development of our technology; introduction of new offerings; scope and duration of client relationships; business mix; sales growth; client utilization of our offerings; market conditions and opportunities; performance measures including Adjusted EBITDA, non-GAAP earnings (loss) per share, managed revenue, non-GAAP net revenue, paid impressions, average CPM, and take rate; and factors that could affect these and other aspects of our business.

Forward-looking statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include our ability to grow rapidly and to manage our growth effectively; our ability to develop innovative new technologies and remain a market leader; our ability to attract and retain buyers and sellers and increase our business with them; our vulnerability to loss of, or reduction in spending by, large buyers; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; our ability to use our solution to purchase and sell higher value advertising and to expand the use of our solution by buyers and sellers utilizing evolving digital media platforms; our ability to introduce new solutions and bring them to market in a timely manner in response to client demands and industry trends, including shift in digital advertising growth from display to mobile channels; uncertainty of our estimates and expectations associated with new offerings, including private marketplace, mobile, orders, automated guaranteed, and intent marketing solutions; our ability to maintain a supply of advertising inventory from sellers; uncertainty of our estimates and assumptions about the mix of gross and net reported transactions; declining margins associated with our buyer cloud transactions; our belief that more transparent pricing in buyer cloud transactions may give us a competitive advantage, resulting in stronger relationships with our customers and driving higher spending with us in the future; our limited operating history and history of losses; our ability to continue to expand into new geographic markets; our ability to adapt effectively to shifts in digital advertising to mobile and video channels; increased prevalence of ad blocking technologies; the slowing growth rate of online digital display advertising; the growing percentage of online and mobile advertising spending captured by owned and operated sites (such as Facebook and Google) where we are unable to participate; the effects of increased competition in our market and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors, and our ability to compete effectively and to maintain our pricing and take rate; requests from buyers and sellers for discounts, fee concessions, or revisions, rebates, and greater levels of pricing transparency and specificity; potential adverse effects of malicious activity such as fraudulent inventory and malware; the effects of seasonal trends on our results of operations; costs associated with defending intellectual property infringement and other claims; our ability to attract and retain qualified employees and key personnel; our ability to consummate and integrate future acquisitions of or investments in complementary companies or technologies and our ability to identify such companies or technologies; our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards; and our ability to develop and maintain our corporate infrastructure, including our finance and information technology systems and controls. We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the heading “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015. Additional information will be set forth in other filings we make from time to time with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. These forward-looking statements represent our estimates and assumptions only as of the date of this press release. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, we generally give guidance only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed with the Securities and Exchange Commission completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Certain Operational and Financial Performance Measures:
Our management evaluates and makes operating decisions using various operational and financial performance measures. You are encouraged to evaluate our definitions of these measures and the reasons we consider them appropriate.
Managed revenue is an operational measure that we define as the advertising spending transacted on our platform. Managed revenue does not represent revenue reported in accordance with generally accepted accounting principles in the United States (“GAAP”). We review managed revenue for internal management purposes to assess market share and scale. Tracking our managed revenue allows us to compare our results to the results of companies that report all spending transacted on their platforms as GAAP revenue. Our managed revenue is influenced by demand for our services, the volume and characteristics of paid impressions, and average CPM.
Take rate is an operational measure that we define as non-GAAP net revenue divided by managed revenue. We review take rate for internal management purposes to assess the development of our marketplace with buyers and sellers. Our take rate can be affected by a variety of factors, including the terms of our arrangements with buyers and sellers active on our platform in a particular period, the scale of a buyer’s or seller’s activity on our platform, product mix, the implementation of new products, platforms and solution features, auction dynamics, and the overall development of the digital advertising ecosystem.

This press release includes information relating to non-GAAP net revenue, Adjusted EBITDA, and non-GAAP earnings (loss) per share, which are financial measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures are used by our management and board of directors, in addition to our GAAP results, to understand and evaluate our performance and trends, to prepare and approve our annual budget, and to develop short- and long-term plans. Management believes that these non-GAAP financial measures provide useful information about our core results and thus are appropriate to enhance the overall understanding of our past performance and our prospects for the future.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. Non-GAAP net revenue, Adjusted EBITDA and non-GAAP earnings (loss) per share eliminate the impact of items that we do not consider indicative of our core operating performance and operating performance on a per share basis. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See “Reconciliation of net loss to Adjusted EBITDA,” “Reconciliation of revenue to non-GAAP net revenue,” and “Reconciliation of net loss attributable to common stockholders to non-GAAP net income (loss) and calculation of non-GAAP earnings (loss) per share” included as part of this press release.
Non-GAAP net revenue is a financial measure that we define as GAAP revenue less amounts we pay sellers that are included within cost of revenue. Non-GAAP net revenue would represent our revenue if we were to record all of our revenue on a net basis. Non-GAAP net revenue does not represent revenue reported on a GAAP basis. We review non-GAAP net revenue for internal management purposes to assess performance. Non-GAAP net revenue is one useful measure in assessing the performance of our business because it shows the operating results of our business on a consistent basis without the effect of differing revenue reporting (gross vs. net) that we are required to apply under GAAP across different types of transactions. A potential limitation of non-GAAP net revenue is that other companies may define non-GAAP net revenue differently, which may make comparisons difficult. Our non-GAAP net revenue is influenced by demand for our services, the volume and characteristics of paid impressions, average CPM, our take rate, and the amounts we pay sellers.
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, interest income or expense, change in fair value of pre-IPO convertible preferred stock warrant liabilities, and other income or expense, which mainly consists of foreign exchange gains and losses, certain other non-recurring income or expenses such as acquisition and related costs, and provision for income taxes. Adjusted EBITDA should not be considered as an alternative to net loss, operating loss, or any other measure of financial performance calculated and presented in accordance with GAAP. Adjusted EBITDA excludes non-cash and other items that we do not consider indicative of our core operating performance. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:

•
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, interest income or expense, change in fair value of preferred stock warrant liabilities, foreign exchange gains and losses, certain other non-recurring income or expense items such as acquisition and related costs, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired; our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance;

•	Adjusted EBITDA may sometimes be considered by the compensation committee of our board of directors in connection with the determination of compensation for our executive officers; and

•
Adjusted EBITDA provides consistency and comparability with our past performance, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:

•
stock-based compensation is a non-cash charge and is and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period;

•
depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future; Adjusted EBITDA does not reflect any cash requirements for these replacements;

•
Adjusted EBITDA does not reflect non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets and changes in the fair value of contingent consideration;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, acquisition and related items, such as transaction expenses and expenses associated with earn-out amounts;

•	Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense; and

•	other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, we also consider other measures, including net loss.

Non-GAAP earnings (loss) per share is a non-GAAP financial measure that we define as non-GAAP net income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP net income (loss) is equal to net loss attributable to common stockholders excluding the change in fair value of pre-IPO convertible preferred stock warrant liabilities, cumulative preferred stock dividends, stock-based compensation, acquisition and related items expense, including amortization of acquired intangible assets, and foreign currency gains and losses. The non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings (loss) per share assumes the net exercise of a preferred stock warrant and the conversion of each share of convertible preferred stock to one half share of common stock in connection with our initial public offering as if they had occurred at the beginning of each respective period presented, whereas, weighted-average shares outstanding used to calculate GAAP earnings (loss) per share reflects the net exercise and conversion as of April 7, 2014, the date our IPO closed. In periods in which non-GAAP net income (loss) is profitable, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock awards, restricted stock units, potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, shares held in escrow, and potential shares issued as part of contingent consideration as a result of business combinations. The weighted-average shares used to compute net loss per share, non-GAAP weighted-average shares outstanding used to compute non-GAAP earnings (loss) per share, and non-GAAP weighted-average shares outstanding used in our guidance for the full year non-GAAP earnings (loss) per share includes the 6.4 million shares issued in our initial public offering from the date our IPO closed. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis by taking into consideration all preferred stock ownership on an as-converted basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Because of these limitations, we also consider the comparable GAAP measure of net loss attributable to common stockholders.
Investor Relations Contact
Erik Randerson, CFA
Rubicon Project
(424) 320-2133
eranderson@rubiconproject.com
Media Contact
Dallas Lawrence
Rubicon Project
(424) 230-7947
press@rubiconproject.com

THE RUBICON PROJECT, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$79,865	$97,196
Accounts receivable, net	158,804	133,267
Prepaid expenses and other current assets	28,177	7,514
TOTAL CURRENT ASSETS	266,846	237,977
Property and equipment, net	16,067	15,196
Internal use software development costs, net	12,916	11,501
Goodwill	68,803	16,290
Intangible assets, net	55,428	14,090
Other assets, non-current	7,828	1,427
TOTAL ASSETS	$427,888	$296,481
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$167,075	$151,021
Debt and capital lease obligations, current portion	—	105
Other current liabilities	1,365	3,276
TOTAL CURRENT LIABILITIES	168,440	154,402
Other liabilities, non-current	2,241	1,272
Deferred tax liability, net	10,253	607
Contingent consideration liability	27,483	11,448
TOTAL LIABILITIES	208,417	167,729
STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	320,139	209,472
Accumulated other comprehensive income (loss)	27	(8)
Accumulated deficit	(100,695)	(80,712)
TOTAL STOCKHOLDERS’ EQUITY	219,471	128,752
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$427,888	$296,481

THE RUBICON PROJECT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenue	$64,253	$32,165	$154,477	$83,463
Expenses:
Cost of revenue[1,2]	16,556	5,144	37,126	14,456
Sales and marketing[1,2]	22,817	11,540	60,027	30,863
Technology and development[1,2]	11,822	5,766	30,626	15,041
General and administrative[1,2]	18,225	15,157	50,488	42,130
Total expenses	69,420	37,607	178,267	102,490
Loss from operations	(5,167)	(5,442)	(23,790)	(19,027)
Other (income) expense:
Interest (income) expense, net	(37)	23	(14)	94
Change in fair value of preferred stock warrant liabilities	—	—	—	732
Foreign exchange (gain) loss, net	(38)	(826)	(1,381)	104
Total other (income) expense, net	(75)	(803)	(1,395)	930
Loss before income taxes	(5,092)	(4,639)	(22,395)	(19,957)
Provision (benefit) for income taxes	(2,083)	(17)	(2,412)	145
Net loss	(3,009)	(4,622)	(19,983)	(20,102)
Cumulative preferred stock dividends	—	—	—	(1,116)
Net loss attributable to common stockholders	$(3,009)	$(4,622)	$(19,983)	$(21,218)
Basic and diluted net loss per share attributable to common stockholders:	$(0.07)	$(0.14)	$(0.51)	$(0.81)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders:	41,308	33,673	38,847	26,130

[1]	Includes stock-based compensation expense as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Cost of revenue	$65	$39	$177	$127
Sales and marketing	2,197	793	5,180	2,070
Technology and development	1,525	530	3,431	1,257
General and administrative	5,013	5,788	13,249	13,273
Total stock-based compensation	$8,800	$7,150	$22,037	$16,727

[2]	Includes depreciation and amortization expense as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Cost of revenue	$5,270	$2,607	$13,999	$6,833
Sales and marketing	2,286	143	6,031	332
Technology and development	526	171	1,259	561
General and administrative	539	149	1,181	397
Total depreciation and amortization	$8,621	$3,070	$22,470	$8,123

THE RUBICON PROJECT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended
	September 30, 2015	September 30, 2014
OPERATING ACTIVITIES:
Net loss	$(19,983)	$(20,102)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,470	8,123
Stock-based compensation	22,037	16,727
Loss on disposal of property and equipment, net	29	199
Change in fair value of preferred stock warrant liabilities	—	732
Change in fair value of contingent consideration	(136)	—
Unrealized foreign currency gain	(58)	(1,356)
Deferred income taxes	(2,143)	(43)
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(12,300)	(5,301)
Prepaid expenses and other assets	996	(1,936)
Accounts payable and accrued expenses	11,568	9,115
Other liabilities	(1,295)	(906)
Net cash provided by operating activities	21,185	5,252
INVESTING ACTIVITIES:
Purchases of property and equipment	(7,757)	(8,564)
Capitalized internal use software development costs	(6,058)	(6,619)
Acquisition, net of cash acquired	(8,647)	—
Investments in available-for-sale securities	(29,884)	—
Maturities and sales of available-for-sale securities	1,600	—
Change in restricted cash	1,100	100
Net cash used in investing activities	(49,646)	(15,083)
FINANCING ACTIVITIES:
Proceeds from the issuance of common stock in initial public offering, net of underwriting discounts and commissions	—	89,733
Payments of initial public offering costs	—	(3,037)
Proceeds from exercise of stock options	10,674	1,194
Proceeds from issuances of common stock under ESPP	759	—
Repayment of debt and capital lease obligations	(105)	(4,025)
Net cash provided by financing activities	11,328	83,865
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(198)	99
CHANGE IN CASH AND CASH EQUIVALENTS	(17,331)	74,133
CASH AND CASH EQUIVALENTS--Beginning of period	97,196	29,956
CASH AND CASH EQUIVALENTS--End of period	$79,865	$104,089
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:
Capitalized assets financed by accounts payable and accrued expenses	$920	$1,124
Leasehold improvements paid by landlord	$—	$803
Capitalized stock-based compensation	$586	$492
Conversion of preferred stock to common stock	$—	$52,571
Common stock and options issued for business acquisitions	$76,795	$—
Reclassification of preferred stock warrant liabilities to additional-paid-in-capital	$—	$6,183
Reclassification of deferred offering costs to additional-paid-in-capital	$—	$3,533

THE RUBICON PROJECT, INC.
RECONCILIATION OF REVENUE TO NON-GAAP NET REVENUE
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Revenue	$64,253	$32,165	$154,477	$83,463
Amounts paid to sellers	6,386	—	10,888	—
Non-GAAP net revenue	$57,867	$32,165	$143,589	$83,463

THE RUBICON PROJECT, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Net loss	$(3,009)	$(4,622)	$(19,983)	$(20,102)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	3,832	3,002	11,397	7,794
Amortization of acquired intangibles	4,789	68	11,073	329
Stock-based compensation expense	8,800	7,150	22,037	16,727
Acquisition and related items	321	—	2,717	—
Interest (income) expense, net	(37)	23	(14)	94
Change in fair value of preferred stock warrant liabilities	—	—	—	732
Foreign currency (gain) loss, net	(38)	(826)	(1,381)	104
Provision (benefit) for income taxes	(2,083)	(17)	(2,412)	145
Adjusted EBITDA	$12,575	$4,778	$23,434	$5,823

THE RUBICON PROJECT, INC.
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO NON-GAAP NET INCOME (LOSS) AND CALCULATION OF NON-GAAP EARNINGS (LOSS) PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Calculation of non-GAAP earnings (loss) per share:
Net loss attributable to common stockholders	$(3,009)	$(4,622)	$(19,983)	$(21,218)
Add back (deduct):
Change in fair value of preferred stock warrant liabilities	—	—	—	732
Cumulative preferred stock dividends	—	—	—	1,116
Stock-based compensation	8,800	7,150	22,037	16,727
Acquisition and related items, including amortization of acquired intangibles	5,110	68	13,790	329
Foreign currency (gain) loss, net	(38)	(826)	(1,381)	104
Non-GAAP net income (loss)	$10,863	$1,770	$14,463	$(2,210)
Non-GAAP earnings (loss) per diluted and (basic) share	$0.23	$0.05	$0.33	$(0.07)
Non-GAAP weighted-average shares outstanding	46,877	35,792	44,457	31,298

The following table shows the basis for the per share computations presented in this report. See the discussion in the section included in this press release called “Certain Operational and Financial Performance Measures” for a description of non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share.

Method	Shares	Period	Use
Outstanding as of 9/30/2015	44,265	Q3 2015	Total shares outstanding
GAAP weighted-average shares, basic and diluted	41,308	Q3 2015	Determine basic and diluted EPS during unprofitable period
GAAP weighted-average shares, basic and diluted	33,673	Q3 2014	Determine basic and diluted EPS during unprofitable period
GAAP weighted-average shares, basic and diluted	38,847	9 mos 2015	Determine basic and diluted EPS during unprofitable period
GAAP weighted-average shares, basic and diluted	26,130	9 mos 2014	Determine basic and diluted EPS during unprofitable period
Non-GAAP weighted-average shares, diluted	46,877	Q3 2015	Determine Non-GAAP EPS during profitable period based on Non-GAAP net income
Non-GAAP weighted-average shares, diluted	35,792	Q3 2014	Determine Non-GAAP EPS during profitable period based on Non-GAAP net income
Non-GAAP weighted-average shares, diluted	44,457	9 mos 2015	Determine Non-GAAP EPS during profitable period based on Non-GAAP net income
Non-GAAP weighted-average shares, basic and diluted	31,298	9 mos 2014	Determine Non-GAAP EPS during unprofitable period based on Non-GAAP net loss